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                                                                   EXHIBIT 10.24

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


             THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") which shall be effective as of February 21, 1997, is made and entered into by and among First Aviation Services Inc., a Delaware corporation (the "COMPANY"), and FAS Inc., a Delaware corporation (the "INVESTOR").


                                    RECITALS

             WHEREAS, the Investor is a substantial shareholder of the Company; and

             WHEREAS, the Company contemplates conducting an initial public offering and in connection therewith, the Investor desires to have future registration rights covering the "REGISTRABLE SECURITIES" (as such term is defined in Section 1) of the Investor;

             WHEREAS, the Company and the Investor entered into that certain Registration Rights Agreement, dated as of December 20, 1996 (the "Initial Registration Rights Agreement"), pursuant to which the Investor was granted certain registration rights, and the parties now wish to amend and restate in its entirety the Initial Registration Rights Agreement as set forth herein;

             NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements herein contained, the parties, intending to be legally bound, hereby agree as follows:

                  1.       DEFINITIONS.  For purposes of this Agreement:

                           (a) the term "BONA FIDE PUBLIC OFFERING" means an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended ("1933 ACT"), covering the offer and sale of Common Stock of the Company in which aggregate proceeds to the Company and the Investor exceed $10,000,000;

                           (b) the term "COMMON STOCK" means the Company's authorized voting common stock, $.01 par value, and any class of securities issued in exchange for the Common Stock or into which the Common Stock is converted;
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                           (c) the term "HOLDER" means any person owning of
         record Registrable Securities or any permitted assignee thereof in accordance with Section 11 hereof;

                           (d) the term "INITIATING HOLDERS" means the Holders of 10% or more of the Registrable Securities then outstanding;

                           (e) the term "REGISTRABLE SECURITIES" means: (i) the 551,000 shares of Common Stock of the Company owned by the Investor as of the date hereof, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any shares of Common Stock that are sold by a Holder in a transaction in which its rights under this Agreement are not assigned;

                           (f) the term "REGISTRATION EXPENSES" means all reasonable fees and disbursements of one counsel to the Holders (selected by those holding a majority of the shares being registered) and all expenses incurred by the Company in complying with Sections 2, 3 and 14 hereof, including, without limitation, all registration and filing fees, underwriters' expense allowances, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but not including the compensation of regular employees of the Company which shall be paid in any event by the Company);

                           (g) the terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with 1933 Act, and the declaration or ordering of the effectiveness of such registration statement or document by the Securities and Exchange Commission;

                           (h) the term "SELLING EXPENSES" means all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and the fees and disbursements of any counsel, other than the primary counsel to the Holders, engaged by the Holders; and

                           (i) the number of shares of Registrable Securities "THEN OUTSTANDING" shall be the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock which upon issuance of




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         then exercisable or convertible securities will be, Registrable
         Securities.


                  2. DEMAND REGISTRATION RIGHTS.

                           (a) If the Company shall receive, at any time more than 180 days after the consummation of the Company's initial bona fide public offering, a written request from the Initiating Holders with respect to the Registrable Securities, that the Company file a registration statement under the 1933 Act covering the registration of at least 5% of the Registrable Securities then outstanding (or any lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000, the Company shall promptly give written notice of such request (together with a list of the jurisdictions in which the Initiating Holders intend to attempt to qualify such securities under applicable state securities laws) to all Holders and shall as soon as practicable, subject to the limitations of this Section 2, effect the registration under the 1933 Act of all such Registrable Securities which the Initiating Holders request to be registered, together with all of the Registrable Securities of any other Holder or Holders who so request by notice to the Company which is given within 30 days after the notice from the Company described above. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the Chief Financial Officer of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company for a registration statement to be filed in the near future (based on the disclosure of non-public information material to the Company that would be required by such registration statement), then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 60 days; provided, however, that the Company shall not obtain such a deferral more than once in any 12-month period.

                           (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the written notice referred to in Section 2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's

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         Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders, by the underwriter, by the Company, and by such Holder) to the extent provided herein.

                           (c) All Holders proposing to distribute their securities through such underwriting (together with the Company as provided in Section 4(e)) shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company. Notwithstanding any other provisions of this Section 2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all Holders of Registrable Securities, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof pro rata based on the number of shares for which registration was requested. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and, unless otherwise provided, the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                           (d) The Company is obligated to effect only four demand registrations for the Holders pursuant to this Section 2.

                  3. PIGGY-BACK REGISTRATION RIGHTS. If, at any time the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its securities under the 1933 Act in connection with the public offering of such securities solely for cash (other than a registration form relating to: (a) the Company's initial bona fide public offering; (b) a registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or a dividend



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investment plan; (c) a registration of securities proposed to be issued in exchange for securities or assets of or in connection with a merger or consolidation with, another corporation; or (d) a registration of securities proposed to be issued in exchange for other securities of the Company), the Company shall, each such time, promptly give each Holder written notice of such registration together with a list of the jurisdictions in which the Company intends to attempt to qualify such securities under applicable state securities laws. Upon the written request of any Holder given within 30 days after receipt of such written notice from the Company in accordance with Section 18, the Company shall, subject to the provisions of Section 7 (in the case of an underwritten offering), cause to be registered under the 1933 Act all of the Registrable Securities that each such Holder has requested to be registered.

                  4. OBLIGATIONS OF THE COMPANY. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                           (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 180 days;

                           (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement;

                           (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                           (d) Use its best efforts to register and qualify the securities covered by such registration statement under the securities laws of such jurisdictions as the Company believes shall be reasonably appropriate for the distribution of the securities covered by the registration statement and such jurisdictions as the Holders participating in the offering


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         shall reasonably request, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction; and

                           (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. In that connection, each selling Holder shall be required to represent to the Company that all such information which is given is both complete and accurate in all material respects.

                  6. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered.

                  7. UNDERWRITING REQUIREMENTS. The right of any Holder to "piggyback" in an underwritten public offering of the Company's securities pursuant to Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of Section 3 and this Section 7, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all of the Registrable Securities from such registration and underwriting, provided, that the Holders are allowed to participate in the offering in the same proportion (based on the total number of securities requested to be registered) as any other shareholder or



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warrant holder of the Company existing as of the date of this Agreement participating in the offering. Any reduction in the number of Registrable Securities included in such registration shall be borne equally by the Holders as a group pro rata based on the number of shares for which registration was requested. If any Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  8. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

                  9. INDEMNIFICATION. If any Registrable Securities are included in a registration statement under this Agreement:

                           (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners and representatives of each Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT"), against any losses, claims, damages, or liabilities (joint or several) to which they or any of them may become subject under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise from or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION") (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed by the Company with the SEC and by which Registrable Securities are registered for sale under the 1933 Act, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or
         (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, officer, director or partner, underwriter or controlling person for any


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         legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises from or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                           (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter (within the meaning of the 1933 Act) for the Company, any person who controls such underwriter, any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or other such Holder or director, officer or controlling person may become subject, under the 1933 Act, the 1934 Act or any other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise from or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director or controlling person in connection with investigation or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such loss, claim damage, liability or action if such settlement is effected without the consent of the Holder which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this Section 9(b) exceed the gross proceeds from the offering received by the Holder.



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                           (c) In order to provide for just and equitable
         contribution in circumstances in which the indemnification provided for in this Section 9 is applicable but for any reason is held to be unavailable from the Company or any Holder, the Company and the Holders participating in the registration shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and the participating Holders may be subject in such proportion so that the participating Holders are responsible for that portion of the foregoing amount represented by the ratio of the proceeds received by the participating Holders in the offering to the total proceeds received from the offering by the Company and all selling shareholders (other than participating Holders) and the Company shall be responsible for the portion represented by the ratio of proceeds received by the Company to the total proceeds received by the Company and all selling shareholders (other than participating Holders); provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(c), each person, if any, who controls the Company or any Holder within the meaning of the Securities Act, each officer of the Company who shall have signed the registration statement and each director of the Company shall have the same rights to contribution as the Company.

                           (d) No settlement shall be effected without the prior written consent of the Holders participating in a registration unless
         (i) the obligations of the Company for indemnification or contribution pursuant to this Agreement survive and are not extinguished by reason of the settlement and remain in full force and effect under applicable federal and state laws, rules, regulations and orders or (ii) all claims and actions against the participating Holders and each person who controls a participating holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act are extinguished by the settlement and the indemnifying party obtains a full release of all claims and actions against the participating Holders and each such control person, which release shall be to the reasonable satisfaction of the participating Holders.

                           (e) Promptly after receipt by an indemnified party under this Section 9 of notice of the commence-


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         ment of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be, in the reasonable judgment of counsel to the indemnified party, inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9.

                           (f) The obligations of the Company and the Holders under this Section 9 shall survive through the completion of any offering of Registrable Securities in a registration statement made under the terms of this Agreement and otherwise.

                  10. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view toward making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                           (a) use its best efforts to make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times beginning 90 days after the effective date of the first underwritten public offering of equity securities of the Company;

                           (b) use its best efforts to file with the SEC in a timely manner all reports and other documents


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         required of the Company under the 1933 Act and the 1934 Act;

                           (c) furnish to any Holder so long as the Holder owns any Registrable Securities, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time beginning 90 days after the effective date of the first underwritten public offering of equity securities of the Company), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a Registrant where securities may be resold pursuant to Form S-3 (at any time after it so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and all other reports and documents filed by the Company with the SEC; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration; and

                           (d) take such action, including the voluntary registration of its common stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to use Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its equity securities to the general public is declared effective.

                  11. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities to the extent such transferee or assignee acquires at least 10% of the shares (as presently constituted) of Registrable Securities held by the transferor provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, however, that no such assignment shall be effective if, immediately following the transfer, the transferee is free to dispose of all of such securities without regard to any restrictions imposed under the 1933 Act (including, without limitation, the volume limitations of Rule 144 promulgated under the 1933 Act).

                  12. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the


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Holders of at least a majority of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would: (a) allow such holder or prospective holder to include such securities in any registration filed under Section 2 hereof if such inclusion would adversely affect the rights of any Holder of Registrable Securities hereunder; or (b) permit such holder or prospective holder to require the Company to initiate any registration of any securities of the Company prior to the earliest date upon which the Holders may demand registration pursuant to
Section 2.

                  13. "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that it shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of any Registrable Securities in a market transaction during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that:

                           (a) such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering and to any registration in which any of the Holders of Registrable Securities have rights to participate under the terms of this Agreement (provided that such agreement shall not apply to any shares which are included in any such registration); and

                           (b) all officers, directors and significant shareholders (i.e., those shareholders who beneficially own greater than 5% of the Company's outstanding stock) of the Company and all other persons with registration rights (whether or not pursuant to this agreement) enter into similar agreements.

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such 180-day period.

                  14. FORM S-3 REGISTRATION. In case the Company shall receive request or requests from the Initiating Holders that the Company effect a registration on Form S-3 (or any similar successor form) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:



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                           (a) promptly give written notice of the proposed
         registration, and any related qualification or compliance, to all other Holders; and

                           (b) as soon as practicable, effect such registration and all such qualifications and compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 14:
         (i) if the Company is not qualified as a registrant entitled to use Form S-3 (or the applicable successor form); or (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and any other securities at an aggregate price to the public of less than $300,000; or (iii) if the Company has, within the 12-month period preceding the date of such request, already effected two registrations on Form S-3 (or applicable successor form) for the Holders pursuant to this Section 14; or (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders. Registrations effected pursuant to this Section 14 shall not be counted as demands for registration effected pursuant to Section 2.

                  15. ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action with respect to the Registrable Securities which would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration, except when such adjustments are otherwise required by law, including disclosure obligations under federal securities laws.



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                  16. REMEDIES. Each Holder of Registrable Securities, in
addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy of law would be adequate.

                  17. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a registration statement and which does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of a majority of the Registrable Securities being sold; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  18. NOTICES. All notices, demands and requests required by this Agreement shall be in writing and shall be deemed to have been given for all purposes (a) upon personal delivery, (b) one business day after being sent, when sent by professional overnight courier service from and to locations within the continental United States, or (c) five days after posting when sent by registered or certified mail (return receipt requested), addressed to the Company or an Investor at his, her or its address set forth on the signature pages hereof. Any party hereto may from time to time by notice in writing served upon the others as provided herein, designate a different mailing address or a different person to which such notices or demands are thereafter to be addressed or delivered.

                  19. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities to which the registration rights granted by this Agreement have been assigned as permitted herein.

                  20. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original, and when executed, separately or together, shall constitute a single original instrument, effective in the same manner as if the parties hereto had executed one and the same instrument.

                  21. CAPTIONS. Captions are provided herein for convenience only and they are not to serve as a basis for interpretation or construction of this Agreement, nor as evidence of the intention of the parties hereto.

                  22. CROSS-REFERENCES. All cross-references in this Agreement, unless specifically directed to another agreement or document, refer to provisions within this Agreement.

                  23. GOVERNING LAW. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware applicable to agreements made and to be performed wholly within the State of Delaware.

                  24. SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

                  25. ENTIRE AGREEMENT. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior written and oral agreements, understandings, commitments and practices between the parties, including the Initial Registration Rights Agreement and all other prior agreements with respect to registration rights.

                  26. ATTORNEYS' FEES.

                           (a) In the event any party to this Agreement initiates any action, suit, motion, application or other proceeding which concerns the interpretation or enforcement of this Agreement, the prevailing party in such action, suit, motion, application or proceeding, or judgment creditor, shall be entitled to recover its costs and attorneys' fees from the non-prevailing party or judgment debtor, including costs and fees on appeal, if any.

                           (b) Attorneys' fees and costs incurred by a prevailing party in enforcing and collecting a judgment resulting from a suit concerning this Agreement are also recoverable from the judgment debtor as a separate item of recovery. Such post-judgment attorneys' fees are a separate and distinct item of recovery, severable from all other provisions of this Agreement, including the right to prejudgment attorneys' fees as provided above in this Agreement, and this provision shall survive any judgment and not be deemed merged into any judgment.

                  27. CONSIDERATION FOR APPROVALS OR WAIVERS. No consideration shall be paid to any Holder to obtain such Holder's approval for or waiver of any amendment of this Agreement or any matter requiring the approval or consent of the Holders hereunder unless such consideration is also offered to all Holders, pro rata based upon the number of Registerable Securities held by the Holders.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement with the intent and agreement that the same shall be effective as of the day and year first above written.


                                       THE COMPANY:

                                       FIRST AVIATION SERVICES INC.,
                                       a Delaware corporation


                                       By: /s/ MICHAEL C. CULVER
                                           --------------------------------
                                       Name: Michael C. Culver
                                       Title: Chief Executive Officer

                                       Address:
                                               ----------------------------
                                               ----------------------------
                                               ----------------------------


                                       THE INVESTOR:

                                       FAS INC.,
                                       a Delaware corporation


                                       By: /s/ AARON HOLLANDER
                                           --------------------------------
                                       Name: Aaron Hollander
                                       Title:

                                       Address:
                                               ----------------------------
                                               ----------------------------
                                               ----------------------------


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